                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 15, 2001
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                       Lone StarSteakhouse & Saloon, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                           0-19907                48-1109495
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(State or Other Jurisdiction       (Commission            (IRS Employer
of Incorporation)                  File Number)           Identification No.)

      224 East Douglas, Suite 700, Wichita, KS            67202
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      (Address of Principal Executive Offices)            (Zip Code)

                                 (316) 254-8899
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

                                       1

            Item 5.       Other Events.
                          ------------

            On November 15, 2001, Lone Star  Steakhouse & Saloon,  Inc. issued a press  release,  set forth as Exhibit  99.1 to this Current  Report,  announcing certain recent developments.

            Item 7.       Financial Statements and Exhibits.
                          ---------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.             Exhibits
                        -----------             --------

                        99.1                    Press Release of Lone Star Steakhouse & Saloon, Inc. dated
                                                November 15, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Lone Star Steakhouse & Saloon, Inc.

Dated: November 19, 2001                     By: /s/ John D. White
                                                 --------------------------
                                             Name:       John D. White
                                             Title:      Executive Vice President